UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Compensation of Certain Officers

Effective as of April 3, 2017, Huttig Building Products, Inc. increased the base salaries for each of the following named executive officers: (a) Greg W. Gurley, Vice President, Product Management and Marketing; (b) Rebecca L. Kujawa, Vice President, General Counsel & Corporate Secretary; and (c) Brian D. Robinson, Vice President and Chief Information Officer. After the increase, the base salary for each of the officers is as follows:

Name	Annual Base Salary
Greg W. Gurley — Vice President, Product Management and Marketing	$280,000
Rebecca L. Kujawa — Vice President, General Counsel and Corporate Secretary	$250,000
Brian D. Robinson — Vice President, Chief Information Officer	$250,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: April 6, 2017

/s/ Jon P. Vrabely
Jon P. Vrabely
President and Chief Executive Officer